                                   PROSPECTUS
                       SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
                  SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
                      SPDR(R) LEHMAN LONG TERM TREASURY ETF
                        SPDR(R) BARCLAYS CAPITAL TIPS ETF
                        SPDR(R) LEHMAN AGGREGATE BOND ETF

                                  MAY 23, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS




OVERVIEW OF THE
  FUNDS.............            1
  Who Should
     Invest?........            1
  Principal
     Strategies of
     the Funds......            2
  SPDR Lehman 1-3
     Month T-Bill
     ETF............            3
  SPDR Lehman
     Intermediate
     Term Treasury
     ETF............            4
  SPDR Lehman Long
     Term Treasury
     ETF............            4
  SPDR Barclays
     Capital TIPS
     ETF............            5
  SPDR Lehman
     Aggregate Bond
     ETF............            5
PRINCIPAL RISKS.....            7
PERFORMANCE BAR
  CHARTS AND
  TABLES............           10
FEES AND EXPENSES...           11
  Example...........           12
CREATION TRANSACTION
  FEES AND
  REDEMPTION
  TRANSACTION FEES..           12
ADDITIONAL INDEX
  INFORMATION.......           13
ADDITIONAL
  INVESTMENT
  STRATEGIES, RISKS
  AND OTHER
  CONSIDERATIONS....           17
  Additional
     Investment
     Strategies.....           17
  Additional Risks..           17
  Other
     Consider-
     ations.........           19
MANAGEMENT..........           20
INDEX
  LICENSES/DISCLAIM-
  ERS...............           24
DETERMINATION OF NET
  ASSET VALUE.......           26
BUYING AND SELLING
  THE FUNDS.........           27
PURCHASE AND
  REDEMPTION OF
  CREATION UNITS....           27
DISTRIBUTIONS.......           30
PORTFOLIO HOLDINGS..           31
TAX MATTERS.........           31
GENERAL
  INFORMATION.......           35
FINANCIAL
  HIGHLIGHTS........           35
WHERE TO LEARN MORE
  ABOUT THE FUNDS...   Back cover

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                              OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus (each is referred to as a "Fund" and collectively, the "Funds") are series of a registered investment company (the "Trust") and are set forth below:

     - SPDR(R) Lehman 1-3 Month T-Bill ETF

     - SPDR(R) Lehman Intermediate Term Treasury ETF

     - SPDR(R) Lehman Long Term Treasury ETF

     - SPDR(R) Barclays Capital TIPS ETF

     - SPDR(R) Lehman Aggregate Bond ETF

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Index Descriptions" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.

     The shares of the Funds (the "Shares") are listed on the American Stock Exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," principally in-kind for securities included in the relevant Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of fixed income securities as represented in the Index for each Fund. Each Fund may be suitable for long term investment in the market or sector represented in the Index. Shares of the Funds may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds, which are only bought and sold at closing net asset values, each Fund's Shares are listed on the Exchange and trade in a secondary market on an intraday basis and can be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of a Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities to raise cash for redemptions which, in turn, may generate taxable gains, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                        PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index; however, a number of factors may affect a Fund's ability to achieve a high correlation with its Index, including the degree to which a Fund utilizes a sampling methodology (as described below). There can be no guarantee that a Fund will achieve a high degree of correlation. A correlation of 1.00 would represent perfect correlation.

     Each Fund may utilize a sampling methodology in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select fixed income securities that represent a sample of fixed income securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in each Fund will be based on a number of factors, including asset size of each Fund. The Adviser generally expects each Fund to hold less than the total number of fixed income securities in its Index, but reserves the right to hold as many fixed income securities as it believes necessary to achieve a Fund's investment objective.

     In addition, from time to time, fixed income securities are added to or removed from an Index. A Fund may sell fixed income securities that are represented in its Index, or purchase fixed income securities that are not yet represented in its Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight fixed income securities in the Index, purchase or sell fixed income securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

     Each Fund will normally invest at least 80% of its total assets in fixed income securities that comprise its benchmark Index. With respect to the SPDR Lehman Aggregate Bond ETF, TBA Transactions (as defined below) are included within this 80% investment policy. Each Fund may also invest its other assets in securities not included in its benchmark Index, but which the Adviser believes will help a Fund track its Index, as well as in certain futures, options, swap contracts, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds). Each Fund will concentrate its investments in a particular industry or sector to approximately the same extent that its benchmark Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. Each Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than diversified funds.

     Each Fund will provide shareholders with at least 60 days notice prior to any material change in the above-noted 80% investment policy or its underlying Index. The Board of Trustees of the Trust may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. The Trustees may also change a Fund's investment objective without shareholder approval.

               THIS SECTION DESCRIBES THE INVESTMENT OBJECTIVE AND
                  PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND.

                       SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
                                  (SYMBOL: BIL)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Lehman Brothers 1-3 Month U.S. Treasury Bill Index (the "1-3 Month U.S. Treasury Bill Index"). The 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. As of March 31, 2007, there were 9 issues included in the 1-3 Month U.S. Treasury Bill Index.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; CREDIT RISK; CALL RISK; U.S. GOVERNMENT AGENCY RISK; MANAGEMENT RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                  SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
                                  (SYMBOL: ITE)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Lehman Brothers Intermediate U.S. Treasury Index (the "Intermediate U.S. Treasury Index"). The Intermediate U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 10 years. As of March 31, 2007, there were 103 issues included in the Intermediate U.S. Treasury Index and the average dollar-weighted maturity of issues was 4.11 years.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; CREDIT RISK; CALL RISK; U.S. GOVERNMENT AGENCY RISK; MANAGEMENT RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                      SPDR(R) LEHMAN LONG TERM TREASURY ETF
                                  (SYMBOL: TLO)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term sector of the United States Treasury market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Lehman Brothers Long U.S. Treasury Index (the "Long U.S. Treasury Index"). The Long U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. As of March 31, 2007, there were 34 issues included in the Long U.S. Treasury Index.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; CREDIT RISK; CALL RISK;

U.S. GOVERNMENT AGENCY RISK; MANAGEMENT RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                        SPDR(R) BARCLAYS CAPITAL TIPS ETF
                                  (SYMBOL: IPE)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Barclays U.S. Government Inflation-linked Bond Index (the "U.S. Treasury TIPS Index"). The U.S. Treasury TIPS Index measures the performance of the inflation protected public obligations of the U.S. Treasury. Inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As of March 31, 2007, there were 21 issues included in the U.S. Treasury TIPS Index.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; CREDIT RISK; CALL RISK; U.S. GOVERNMENT AGENCY RISK; MANAGEMENT RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                        SPDR(R) LEHMAN AGGREGATE BOND ETF
                                  (SYMBOL: LAG)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Lehman Brothers U.S. Aggregate Index (the "U.S. Aggregate Index"). The U.S. Aggregate Index represents the securities of the U.S. dollar denominated investment grade bond market. As of March 31, 2007, there were 7,248 issues included in the U.S. Aggregate Index.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX RISK; MARKET RISK; SAMPLING INDEX TRACKING RISK; NON-DIVERSIFIED RISK; INCOME RISK; INTEREST RATE RISK; CREDIT RISK; CALL RISK; PREPAYMENT RISK; EXTENSION RISK; U.S. GOVERNMENT AGENCY SECURITIES RISK; ISSUER RISK; MORTGAGE-BACKED SECURITIES RISK; MANAGEMENT RISK; AND DERIVATIVES RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                                 PRINCIPAL RISKS

     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     INDEX RISK (All Funds): Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell a fixed income security because the security's issuer was in financial trouble unless that security is removed from the relevant Index. The Fund may not perform as well as its benchmark Index due to tracking error.

     MARKET RISK (All Funds): An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. The values of fixed income securities could decline generally or could underperform other investments. Different types of fixed income securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

     SAMPLING INDEX TRACKING RISK (All Funds): Each Fund's return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since each Fund may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on its Index, as would be the case if a Fund purchased all of the fixed income securities in its Index.

     NON-DIVERSIFIED RISK (All Funds): Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company than diversified funds, the performance of that company can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

     INCOME RISK (All Funds): Each Fund's income may decline due to falling interest rates. Income is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund's monthly income to fluctuate accordingly. The monthly income of the SPDR Barclays Capital TIPS ETF is likely to fluctuate more than the other funds due to the Fund's sensitivity to income fluctuations based on inflation.

     INTEREST RATE RISK (All Funds): The value of each Fund's investments may decline when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     CREDIT RISK (All Funds): Each Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than Funds that invest in high yield, lower grade debt obligations.

     CALL RISK (All Funds): Each Fund may invest in callable bonds, and such issuers may "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     PREPAYMENT RISK (Aggregate Bond ETF): The Fund may invest in mortgage related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     EXTENSION RISK (Aggregate Bond ETF): The Fund may invest in mortgage related securities and therefore, to the extent that interest rates rise, certain mortgage backed securities may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

     U.S. GOVERNMENT AGENCY SECURITIES RISK (All Funds): U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury as well as certain other agencies, such as the Government National Mortgage Association ("GNMA"). The Funds and, in particular, the Lehman Aggregate ETF, may also invest in obligations issued by other entities such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed.

     ISSUER RISK (Aggregate Bond ETF): The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

     MORTGAGE-BACKED SECURITIES RISK (Aggregate Bond ETF): Mortgage-backed securities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

     MANAGEMENT RISK (All Funds): Because each Fund may not fully replicate its Index and may hold less than the total number of fixed income securities in its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

     DERIVATIVES RISK (All Funds): A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

                                   PERFORMANCE
                              BAR CHARTS AND TABLES

     Each Fund is new and has not yet completed a full calendar year of investment operations and therefore does not have any performance history.

                                FEES AND EXPENSES

     The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds(1)


                                               SPDR(R)
                                               LEHMAN       SPDR(R)     SPDR(R)   SPDR(R)
                                 SPDR(R)    INTERMEDIATE  LEHMAN LONG  BARCLAYS    LEHMAN
                               LEHMAN 1-3       TERM          TERM      CAPITAL  AGGREGATE
                              MONTH T-BILL    TREASURY      TREASURY     TIPS       BOND
                                 ETF(5)        ETF(5)        ETF(5)     ETF(5)     ETF(5)
                              ------------  ------------  -----------  --------  ---------


SHAREHOLDER FEES
(fees paid directly from
  your investment, but see
  "Creation and Redemption
  of Creation Units" for a
  discussion of Creation and
  Redemption Transaction
  Fees).....................     0.0000%       0.0000%       0.0000%    0.0000%    0.0000%
ANNUAL FUND OPERATING
  EXPENSES
(expenses that are deducted
  from the Fund's assets)(2)
  Management Fees...........     0.1345%       0.1345%       0.1345%    0.1845%    0.1845%(6)
  Distribution and Service
     (12b-1) Fees(3)........     0.0000%         0.00%       0.0000%    0.0000%    0.0000%
  Other Expenses(4).........     0.0000%         0.00%       0.0000     0.0000%    0.0000%
                                 ------        ------        ------     ------    -------
TOTAL ANNUAL FUND OPERATING
  EXPENSES..................     0.1345%       0.1345%       0.1345%    0.1845%    0.1845%
Less Contractual Fee
  Waiver....................        N/A           N/A           N/A        N/A    (0.0500%)(6)
NET ANNUAL FUND OPERATING
  EXPENSES..................     0.1345%       0.1345%       0.1345%    0.1845%    0.1345%(6)


--------

   (1) You will incur customary brokerage commissions when buying and selling shares of the Fund.
   (2)  Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses (the amount shown represents less than 0.01%.)
   (5) Each Fund has not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses each Fund expects to incur for the fiscal year ending June 30, 2007.
   (6) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until May 23, 2008, so that the Fund's Net Annual Fund Operating Expenses are limited to 0.1345% of the Fund's average daily net assets. The Adviser may continue such waiver from year to year, but there is no guarantee that the Adviser will do so and after May 23, 2008, it may be cancelled or modified at any time.

                                     EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Each Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.


                                                     1      3
                                                   YEAR   YEARS
                                                   ----   -----
                                                    ($)    ($)


SPDR(R) Lehman 1-3 Month T-Bill ETF..............   14      43
SPDR(R) Lehman Intermediate Term Treasury ETF....   14      43
SPDR(R) Lehman Long Term Treasury ETF............   14      43
SPDR(R) Barclays Capital TIPS ETF................   19      59
SPDR(R) Lehman Aggregate Bond ETF................   14      54


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

     Each Fund issues and redeems shares at net asset value only in large blocks of 200,000 shares or other aggregations thereof called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard transaction fee is charged to each creation or redemption of Creation Units as set forth in the table later in this Prospectus under "Purchase and Redemption of Creation Units". The fee is a single charge and will be the same regardless of the number of Creation Units created or redeemed on the same day. Investors who hold Creation Units will also pay the annual Fund operation expenses described in the tables above.

                          ADDITIONAL INDEX INFORMATION

INDEX DESCRIPTIONS

  LEHMAN BROTHERS 1-3 MONTH U.S. TREASURY BILLS INDEX

     The 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the index are certain special issues, such as flower bonds, targeted investor notes ("TINs"), state and local government series bonds, treasury inflation-protected securities ("TIPS"), and coupon issues that have been stripped from bonds included in the index. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

  LEHMAN BROTHERS 1-3 YEAR U.S. TREASURY INDEX

     The 1-3 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the 1-3 Year U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. Also excluded from the index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The 1-3 Year U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

  LEHMAN BROTHERS INTERMEDIATE U.S. TREASURY INDEX

     The Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Intermediate U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Intermediate U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

  LEHMAN BROTHERS LONG U.S. TREASURY INDEX

     The Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

  BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX

     The U.S. Treasury TIPS Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the index rebalancing date.

  LEHMAN BROTHERS U.S. AGGREGATE INDEX

     The U.S. Aggregate Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Rating) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly offered for sale in the United States. The securities in the U.S. Aggregate Index must have at least 1 year remaining to maturity and must have $250 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the index. In addition, the securities must be U.S. dollar denominated, fixed rate, non convertible, and taxable. Certain types of securities, such as flower bonds, TINs, and state and local government series bonds are excluded from the index. Also excluded from the index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The U.S. Aggregate Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

     As of March 31, 2007, approximately 37.8% of the bonds represented in the index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the GNMA and the FNMA that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA Transaction." A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. Although it is not anticipated that the Fund will receive pools but instead will participate in rolling TBA Transactions. The amount of substituted cash in the case of TBA Transactions will be equivalent to the value of the TBA transaction listed as a Deposit Security (as defined below). The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds. The Trust also intends to substitute a cash-in-lieu amount to replace any Deposit Security of the Fund that is a TBA Transaction.

MAINTENANCE OF EACH LEHMAN BROTHERS INDEX

     The constituents of each index are reset on the last business day of each month and remain static throughout the month. The universe of index constituents adjust for securities that become ineligible for inclusion in an index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., upgrades or newly issued bonds) on the last business day of each month. The Lehman Brothers U.S. Indices are valued using 3 p.m. Eastern Time bid side prices, as marked by Lehman Brothers and Interactive Data (IDC). Intra month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Brothers Indices are calculated once a day and are available from major data vendors.

MAINTENANCE OF THE BARCLAYS INDEX

     The index is reviewed and rebalanced once a month, on the last calendar day of the month. New bonds and taps/increases entering the index must have settled on or before the rebalancing date. Maturity bands are inclusive at the lower bound. Bonds are allocated to maturity bands based on their maturity date. The index holding of each bond for the next month is set to the full amount outstanding on the review date. The face values are used rather than an inflation-adjusted value. The index is weighted using the market capitalization which includes inflation indexation.

     The index uses mid-market real prices from the Barclays Capital market makers at local market close. All spot and forward foreign exchange rates used are official WM Company mid rates from London market at 4pm London time. The index uses standard settlement conventions for all calculation. Market calendars most appropriate for international investors are used.

                        ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index) and options and futures contracts. Options, futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not take temporary defensive positions. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive cash collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by the Fund.

                                ADDITIONAL RISKS

     Trading Issues. Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in each Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the applicable Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly for such Fund's net asset value.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new

Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a SEC exemptive order issued to the Trust.

                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act pursuant to which payments of up to 0.25% of average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made for at least the next twelve (12) months of operation. Because these fees would be paid out of the Funds' assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of March 31, 2007, the Adviser managed approximately $135 billion in assets. As of March 31, 2007 SSgA managed approximately $1.8 trillion in assets, including approximately $740 billion in fixed income index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Funds under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below.



Lehman 1-3 Month T-Bill ETF.....................  0.1345%
Lehman Intermediate Term Treasury ETF...........  0.1345%
Lehman Long Term Treasury ETF...................  0.1345%
Barclays Capital TIPS ETF.......................  0.1845%
Lehman Aggregate Bond ETF.......................  0.1845%(1)


--------

   (1) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until May 23, 2008, so that the Fund's Net Annual Fund Operating Expenses are limited to 0.1345% of the Fund's average daily net assets. The Adviser may continue such waiver from year to year, but there is no guarantee that the Adviser will do so and after May 23, 2008, it may be cancelled or modified at any time.

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

     A discussion regarding the Board of Trustees' consideration of the Investment Advisory Agreement will be provided in the Trust's Annual Report to Shareholders for the period ended June 30, 2007.

     Portfolio Managers. The Adviser manages the Funds, except for the SPDR Barclays Capital TIPS ETF, using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds include:


--------------------------------------------------------------------
FUND                                       PORTFOLIO MANAGERS
--------------------------------------------------------------------
All Funds, except the SPDR Lehman  Michael Brunell, John Kirby, Elya
1-3 Month T-Bill ETF and SPDR      Schwartzman
Barclays Capital TIPS ETF
--------------------------------------------------------------------
SPDR Lehman 1-3 Month T-Bill ETF   Todd Bean, Steven Meier, Jeff St.
                                   Peters
--------------------------------------------------------------------
SPDR Barclays Capital TIPS ETF     David Kobuszewski, James Mauro
--------------------------------------------------------------------


     Michael Brunell is a Principal of SSgA and is a member of the Passive Fixed Income portfolio management group. Previously, Mike was responsible for managing the U.S. Bond Operation group. He has been working in the investment management field since joining SSgA in 1997. Prior to joining the Fixed Income group, Mike spent 3 years in the Mutual Funds Custody division of State Street Corporation working on the accounting side of various domestic and international equity and bond portfolios.

     Mike received a Bachelor of Science degree in Business Administration from Saint Michael's College and an MSF from Boston College in May of 2004. He is also a CFA Level II candidate.

     John Kirby is a Vice President of SSgA, and head of the firm's Fixed Income Index team. He has managed the group since 1999 and portfolios within the group since 1997. In addition to portfolio management, John's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets.

     John holds a Bachelor's Degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Lehman Brothers Index Advisory Council.

     Elya Schwartzman is a Vice President of SSgA and is a member of the Passive Fixed Income portfolio management group. Previously, Elya spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both investment grade and speculative grade markets. He has been working in the Fixed Income field since 1996.

     Prior to joining SSgA in 1999, Mr. Schwartzman was a high yield analyst and helped to launch the high yield department at Baring Asset Management. At Baring, he was responsible for evaluating the firm's overall high yield strategy as well as analyzing companies. Elya also spent four years at DRI/McGraw-Hill as a research economist, where he ran econometric models and authored articles covering the U.S. economy and the U.S. steel industry.

     Elya holds a Bachelor's degree in Economics from Trinity College (CT) and an MBA from the Sloan School of Management at MIT, specializing in Quantitative Finance.

     Todd Bean is a Principal of SSgA and a Portfolio Manager in the firm's US Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm's custody and settlements area. Following a stint on the money markets operations staff, Todd joined the Cash Management Group in 2004.

     He received Bachelor degrees in Economics and Government from St. Lawrence University and a Master of Science in Finance degree from Northeastern University. He is currently a Level 3 candidate in the Chartered Financial Analyst program.

     Steve Meier, CFA, FRM is a Senior Managing Director of SSgA and a member of the firm's Global Fixed Income portfolio management team, with responsibility for US cash, cash collateral and short-duration portfolio management. He has over 20 years of experience in the global fixed income markets, and is a member of SSgA's Senior Management Group (SMG).

     Prior to joining SSgA in 2003, Steve was a Managing Director in State Street's Global Markets group responsible for developing their global fixed income business. He also served as Chief Operating Officer (COO) of State Street's electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of their European subsidiary's Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston for nearly 12 years. Steve also served on TradeWeb LLC's Executive Board while head of CSFB's global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and a member of their Fixed Income Strategy Group.

     Steve has earned the Chartered Financial Analyst designation, is a certified Financial Risk Manager (FRM), a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR), and the Global Association of Risk Professionals (GARP). He holds a BBA degree from Hofstra University, an MBA from Indiana University's Graduate School of Business, and an Advanced Certificate of Investment Management from the London Business School.

     Jeff St. Peters is a Vice President of SSgA and a Senior Portfolio manager within the Global Cash Management unit of SSgA's Fixed Income group. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA's registered money market portfolios for both retail and institutional clients. He has been managing short duration cash and securities lending portfolios at SSgA for over 7 years.

     Prior to joining SSgA, Jeff was employed by Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity's Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Jeff has over 12 years of investment experience. He graduated from Bentley College with a BS in Finance.

     David Kobuszewski, CFA is a Principal of SSgA and a Portfolio Manager in the Interest Rate Strategies group. He is primarily responsible for the management of active government strategies. David began his caerer as a research assistant at the Board of Governors of the Federal Reserve System.

     David holds a BA degree in Economics and a BS degree in Business Administration from Boston University and an MBA degree from Yale University. He has earned the Chartered Financial Analyst designation.

     James Mauro is a Vice President of SSgA, and a Senior Portfolio Manager in the Interest Rate Strategies Group. His primary responsibilities include management of all government, inflation linked and derivative strategies. Other responsibilities include hedging and managing risk across all asset classes through futures and option overlays. James joined State Street Corporation in 1993. Previously, he worked as a portfolio manager on the passive team where he co-managed several Bond Index portfolios.

     Prior to joining the bond team, James worked as a portfolio manager on the short-term desk where he managed various Money Market Mutual funds and Enhanced Cash funds.

     He holds a BS in Business Administration with a concentration in Finance from St. Michael's College and a Master's in Business Administration from Boston University.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information ("SAI").

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street or a third party agent may act as a lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

LEHMAN INDEXES

     The Adviser ("Licensee") acknowledges and expressly agrees that the Lehman ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Lehman Brothers ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

     LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

BARCLAYS INDEX

     Licensee agrees expressly to be bound itself by and furthermore to include all of the following disclaimers and limitations in its Informational Materials and any contract(s) relating to the Product(s) and upon request to furnish a copy (copies) thereof to Licensor:

     "(C) Barclays Bank 2004. All rights reserved. The SPDR(R) Barclays Capital TIPS ETF ("Fund") is not sponsored, endorsed, sold or promoted by Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital"). With a distinctive business model, Barclays Capital provides corporates, financial institutions, governments and supranational organisations with solutions to their financing and risk management needs. Barclays Capital does not make any representation regarding the advisability of the Fund or the advisability of investing in securities generally. Barclays Capital only relationship with the Licensee is the licensing of the Index which is determined, composed and calculated by Barclays Capital without regard to the Licensee or the Fund. Barclays Capital has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Barclays Capital has no obligation or liability in connection with administration, marketing or trading of the Fund.

     BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

     None of the information supplied by Barclays Capital and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital. Barclays Bank PLC is registered in England No. 1026167. Registered office: 1 Churchill Place London E14 5HP.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time"). U.S. fixed income securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Bond Market Association announces an early closing time.

     The value of each Fund's portfolio securities are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Trustees have delegated the process of valuing securities for which market quotations are not readily available to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Trustees, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of the security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the Fund's benchmark Index.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units (200,000 Shares per Creation Unit) at their respective net asset values on a continuous basis. The Funds, except for the SPDR Lehman Aggregate Bond ETF, will accept creation and redemption orders each day the Exchange and NYSE are open for business. The SPDR Lehman Aggregate Bond ETF will accept creation orders each day the Exchange, NYSE and the Bond Market Association are open for business. The Exchange, NYSE and Bond Market Association are open Monday through Friday and closed on weekends and the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Bond Market Association is closed on Veterans Day and Columbus Day.

     Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Trustees considered that, unlike traditional mutual funds, each Fund generally issues and redeems its shares at net asset value per share for a basket of securities intended to mirror the Funds' portfolio, plus an amount of cash, and the Funds' shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Trustees determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

     Investors such as market-makers, large investors and institutions may wish to deal in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Units" in the SAI.

     Creation. In order to create (i.e., purchase) Creation Units of a Fund, an investor must generally deposit a designated portfolio of fixed income securities constituting a substantial replication, or a representation, of the fixed income securities included in the Fund's Index (the "Deposit Securities") and generally make a cash payment referred to as the "Cash Component." The list of the names and the number of fixed income securities of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business on the Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities and, in the case of the SPDR Lehman Aggregate Bond ETF, the cash in lieu of TBA positions.

     Orders must be placed in proper form by or through a participant of the Depository Trust Company that has the ability to clear through the Federal Reserve System ("DTC Participant" or "Authorized Participant") and that has entered into an agreement with the Trust, the Distributor and the Transfer Agent, with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participants that have signed a Participant Agreement.

     The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price of each Creation Unit will equal the aggregate daily net asset value per Share, plus the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of Shares in Creation Units are responsible for payment of the costs of transferring the securities to a Fund.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "Purchase and Redemption of Creation Units" in the SAI.

     Legal Restrictions on Transactions in Certain Fixed Income Securities (Purchase). An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to submit a custom order, as further described in the SAI, and deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the list of the names and the number of Shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. The redemption proceeds generally consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities, plus cash in lieu of TBA Transactions (the "Cash Redemption Amount"), less the applicable transaction fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the DTC Participant, as the case may be. For more detail, see "Creation and Redemption of Creation Units" in the SAI.

     Orders to redeem Creation Units of a Fund may only be effected by or through a DTC Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

     Legal Restrictions on Transactions in Certain Fixed income securities (Redemption). An investor subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

Creation and Redemption Transaction Fees:


                                              TRANSACTION
FUND                                              FEE*
----                                          -----------


Lehman 1-3 Month T-Bill ETF.................      $250
Lehman Intermediate Term Treasury ETF.......      $500
Lehman Long Term Treasury ETF...............      $500
Barclays Capital TIPS ETF...................      $500
Lehman Aggregate Bond ETF...................      $500


--------

    * From time to time, any Fund may waive all or a portion of its applicable redemption fee. An additional charge of up to three (3) times the transaction fee may be charged to the extent that cash is used in lieu of securities to purchase Creation Units and to the extent redemptions are for cash.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the SAI.

                                   TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units

     Taxes on Distributions. Each Fund will distribute any net investment income monthly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxes as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxes at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be reported to borrow money or dispose of other securities to be able to make distributions to its shareholders.

     Special rules apply if a Fund holds inflation-indexed bonds ("TIPS"). Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including state interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Street Tracks Series Trust Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

     Each Fund had not commenced operations prior to the date of this Prospectus and therefore do not have financial information.

                       WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. An SAI is on file with the SEC and provides more information about the Funds. The SAI is incorporated herein by reference (i.e., is legally part of this Prospectus). This may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFS.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SECs Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

FIPROS                   The Trust's Investment Company Act Number is 811-08839.